CHINA AGRICULTURE MEDIA GROUP CO., LTD
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2012 AND DECEMBER 31, 2011

	March 31, 2012	December 31, 2011

Current Assets

Cash and cash equivalent	$5,124	$4,141
Prepayment and deposits	98,380	67,768
Total Current Assets	103,504	71,909

Plant and Equipment, Net	2,213	—

Total Assets	$105,717	$71,909

Liabilities
Due to related parties	140,167	32,242
Other payables	5,540	2,858
Total Liabilities	145,707	35,100

Equity
Common stock (HK$1 par value (approximately US$0.13); 10,000 shares	1,298	1,298
authorized, issued and outstanding)
Additional paid-in capital	151,394	151,394
Accumulated other comprehensive income	(2,872)	(1,482)
Retained earnings (deficits)	(167,615)	(100,362)
Total equity	(17,795)	50,848

Non-controlling interest	(22,195)	(14,039)

Total Liabilities and Equity	$105,717	$71,909

The accompanying notes are an integral part of these consolidated financial statements

CHINA AGRICULTURE MEDIA GROUP CO., LTD
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS AND CONSOLIDATED COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND
FOR THE PERIOD FROM MARCH 30, 2011 (INCEPTION) THROUGH MARCH 31, 2012

		For the Period From
	For the Three Months Ended	March 30, 2011 (Inception)
	March 31, 2012	through March 31, 2012

Revenue	$—	$—

Operating expenses:
Selling, General & administrative expenses	68,914	172,867
Advertising expenses	5,503	15,747
Total operating expenses	74,417	188,614

Operating loss	(74,417)	(188,614)

Other income (expenses)
Interest expenses	(65)	(65)
Total other income (expenses)	(65)	(65)

Loss before income tax	(74,482)	(188,679)

Income tax expense	—	—

Net (loss)	(74,482)	(188,679)
Less: Net loss attributable to noncontrolling interests	(7,229)	(21,064)
Net loss attributable to the Company	(67,253)	(167,615)

Net loss per share:
Basic and diluted	$(7.45)	$(18.87)

Weighted average number of shares
Basic and diluted	10,000	10,000

Comprehensive loss:
Net loss	$(74,482)	$(188,679)
Foreign currency translation adjustment	(2,317)	(4,003)
Comprehensive loss:	(76,799)	(192,682)
Comprehensive loss attributable to noncontrolling interests	(8,156)	(22,195)
Comprehensive loss attributable to the Company	$(68,643)	$(170,487)

The accompanying notes are an integral part of these consolidated financial statements

CHINA AGRICULTURE MEDIA GROUP CO., LTD
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND
FOR THE PERIOD FROM MARCH 30, 2011 (INCEPTION) THROUGH MARCH 31, 2012

		For the Period Ended
	For the three months ended	March 30, 2011 (Inception)
	March 31, 2012	through March 31, 2012
Cash flows from operating activities:
Net income (loss)	$(74,482)	$(188,679)
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	60	60
Changes in operating assets and liabilities:
Due to related parties	—	32,242
Other payables	2,679	5,536
Net cash provided by operating activities	(71,743)	(150,841)

Cash flows from investing activities:
Purchase of property and equipment	(2,269)	(2,269)
Prepayments and deposits on capital expenditures	(30,544)	(98,312)
Net cash used in investing activities	(32,813)	(100,581)

Cash flows from financing activities:
Capital contribution	—	152,693
Proceeds from shareholder loan payable	93,527	93,527
Proceeds from related party loan payable	12,179	12,179
Net cash provided by financing activities	105,706	258,399

Effect of changes in exchange rate	(167)	(1,853)

Net increase/(decrease) in cash and cash equivalents	983	5,124

Cash and cash equivalents at the beginning of the year	4,141	—

Cash and cash equivalents at the end of the year	$5,124	$5,124

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—

       The accompanying notes are an integral part of these consolidated financial statements

CHINA AGRICULTURE MEDIA GROUP CO., LTD (A DEVELOPMENT STAGE COMPANY) CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICITS FOR THE PERIOD FROM MARCH 30, 2011 (INCEPTION) THROUGH MARCH 31, 2012

	Common Stock
	Shares	Amount	Additional Paid-In Capital	Other Comprehensive income	Accumulated deficits	Total

Balance, March 30, 2011 (Inception)	—	$—	$—	$—	$—	$—

Issuance of common shares	10,000	1,298	2,079	—	—	3,377

Additional capital contribution from a shareholder			149,315			149,315

Net loss for the period	—	—		—	(100,362)	(100,362)

Foreign currency translation adjustments	—	—	—	(1,482)		(1,482)

Balance at December 31, 2011	10,000	$1,298	$151,394	$(1,482)	$(100,362)	$50,848

Net loss for the period	—	—		—	(67,253)	(67,253)

Foreign currency translation adjustments	—	—	—	(1,390)		(1,390)

Balance at March 31, 2012	10,000	$1,298	$151,394	$(2,872)	$(167,615)	$(17,795)

        The accompanying notes are an integral part of these consolidated financial statements

1. ORGANIZATION AND BUSINESS BACKGROUND

China Agriculture Media Group Co., Ltd (the “Company” or “CAM Group”) is organized and exists under the laws of Hong Kong Special Administrative Region of the People’s Republic of China (the “PRC”), which was incorporated on March 30, 2011. The Company is an investment holding company, whose only asset is 100% equity interest in China Agriculture Media (Hong Kong) Group Co. Ltd. (the “CAM HK”). CAM HK is a corporation organized and exists under the laws of Hong Kong Special Administrative Region of PRC and is an investment holding company, whose only asset is 60% equity interest in China Agriculture Media (Hebei) Co. Ltd. (the “CAM Hebei”).  CAM Hebei was established in the Hebei Province, PRC on November 28, 2011 as a domestic enterprise.

CAM Group, CAM HK and CAM Hebei are hereafter collectively referred to as the “Group”.

The Group is to build and operate an outdoor advertising network via retail stores throughout the rural market of China. The Group is also authorized as a provincial distributor for advertisement in these retail stores within Hebei province. The stores are currently operated by the China Supply and Marketing Cooperative Association and China National Agricultural Means of Production Group Corporation, both of which are directly owned by Chinese Central Government. The retail network in Hebei province covers more than 40 million rural populations. After the success in Hebei province, the Group will implement the same business model in different provinces throughout China.

As of March 31, 2012, the Group had not yet started its operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The Company is considered to be in the development stage as defined in Accounting Standards Codification (“ASC”) 915 “Development Stage Entities”. The Company will be devoting substantially all of its efforts in the outdoor advertising networks.

Financial Support and Liquidity

The Company has incurred operating losses and negative cash flows from operating activities since inception through March 31, 2012 and has and will be dependent on raising capital from shareholders or external sources in order to fund its operations. We have obtained a commitment letter of support from a shareholder who has adequate cash available to fund our operations on a need be basis through March 31, 2013. Failure of the shareholder to fund the Company’s cash flow requirements could result in the Company’s inability to sustain operations. We are still a development stage enterprise, have no revenues and are subject to all the risks and uncertainties that are typical in the lifecycle stage of our business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses in the financial statements and accompanying notes. Actual results could differ from such estimates.

The Group was a development stage entity as of March 31, 2012, no significant estimates and assumptions have been made in the preparation of financial statements.

Basis of consolidation

The consolidated financial statements include the financial statements of CAM Group and its subsidiaries. All inter-company transactions and balances within the Group have been eliminated upon consolidation.

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

Prepayments and deposits

Prepayments and deposits represent the prepayment for the purchase of LCD displays. The amounts are carried at cost and will be transferred into the cost of the equipment until they are ready for their intended use.

Income taxes

Income taxes are determined in accordance with Accounting Standards Codification Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Income taxes (cont’d)

For the period from March 30, 2011 (inception) through March 31, 2012 (the “Period”), the Group did not have any interest and penalties associated with tax positions. If the Company were to incur interest and penalties, these amounts would be recorded in income tax expense. As of March 31, 2012, the Group did not have any significant unrecognized uncertain tax positions.

Comprehensive income (loss)

The Group conducts major businesses in the PRC and is subject to tax in this jurisdiction. As a result of its business activities, the Group files tax returns that are subject to examination by the foreign tax authority. As of March 31, 2012, the Group had no outstanding tax due with its tax authority in the PRC.

FASB ASC 220, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during the period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying consolidated statement of shareholders’ equity consists of changes in unrealized gains and losses on foreign currency translation.  This other comprehensive income is not included in the computation of income tax expense or benefit.

Non-Controlling Interests

Non-controlling interest represent the 40% non-controlling interest shareholder, Hebei Agricultural Means of Production Co. Ltd, which through its fully-owned subsidiary, owns 40% interest of CAM Hebei as of March 31, 2012.

The Parties shall share the profits, losses and risks of the Company in proportion to and, in the event of losses, to the extent of their respective contributions and contractual commitments to the registered capital of the Company.

The responsibility of Non-Controlling Interest Shareholder: (a) Enter into the Sales Contract in exchange for registered capital of the Company in accordance with the relevant provisions of this Contract;(b) Enter into, or cause its Affiliates to enter into, such contracts as is necessary for the establishment of the Company or Project Company;(c) Maintain and Insure the Ad Products and introduce current technology to the Company or Project Company and update it consistently. Assist the Company or Project Company in development of new products.(d)Assist the Company or Project Company in obtaining the Chinese tax preferences, exemptions and other preferential tax treatment available to or for the Company or Project Company;(e)Assist the Company or Project Company in obtaining the Certificate of Approval, Business License when setting up and other permission providing for a term of validity and scope of business acceptable to both Parties;(f)Assist the Company or Project Company, if requested, in handling all licenses, approvals and registrations for the importation of technology in accordance with the terms set forth in the Technology License Contract;(g)Assist the Company or Project Company, if requested, in making import customs declarations, obtaining relevant import licenses, approvals and exemptions from customs duties and taxes for any machinery and equipment to be sold to the Company or Project Company;(h)Recommend and assist in the recruitment of suitable Chinese management personnel, technical personnel and other necessary staff and workers to be employed by the Company or Project Company;(i)Provide assistance to foreign workers and staff in obtaining entry visas, work licenses, and other needs for their stay and travel in the PRC;(j)Assist the Company or Project Company to find other customers for its products;(k)Assist the Company or Project Company to obtain PRC government’s recognition as HI-TECH enterprise or Encouraged enterprise, if possible; and;(l) Assist the Company or Project Company in installation and establishment of the Ad Product network at 3,000 Hebei Province Ad Product network locations within the first 12 months and 18,000 Hebei Province Ad Product network locations within 24 months. Act in accordance with and pursuant to the Sales Contract;(m)Assist the Company or Project Company develop around 400,000 Ad Product network locations in national wide within non-controlling interest shareholder’s Industrial system;(n)Handle other matters entrusted to it by the Company or Project Company and as agreed from time to time by non-controlling interest shareholder.

The rights of Non-Controlling Interest Shareholder: (a) Intellectual property contributed by non-controlling interest shareholder, if any, remains the sole and exclusive property of non-controlling interest shareholder; (b) The Board of Directors shall be composed of five Directors, of whom two shall be appointed by non-controlling interest shareholder.

Foreign currency translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Group is the United States Dollars ("US$"). The Group's subsidiary in the PRC maintain its books and records in its local currency, Renminbi Yuan ("RMB"), which is functional currency as being the primary currency of the economic environment in which the entity operates.

In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statement of shareholders’ equity.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Foreign currency translation (cont’d)

Translation of amounts from RMB into US$1 has been made at the following exchange rates:

Period-end RMB:US$1 exchange rate	6.2995
Period average RMB:US$1 exchange rate	6.3104

Basic and diluted earnings (loss) per share

Basic and diluted earnings (loss) per share is computed by dividing income (loss) attributable to common shareholders by the weighted average number of ordinary shares outstanding during the period.

There are no dilutive securities during the Period.

Recently Issued Accounting Standards

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income”. Under the amendments in this ASU, an entity has two options for presenting its total comprehensive income: to present total comprehensive income and its components along with the components of net income in a single continuous statement, or in two separate but consecutive statements. The amendments in this ASU are required to be applied retrospectively and are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. The Company intends to conform to the new presentation required in this ASU beginning January 1, 2012.

Except for the ASUs above, in the year ended December 31, 2011, the FASB has issued ASU No. 2011-01 through ASU 2011-12, which is not expected to have a material impact on the consolidated financial statements upon adoption

3. CASH AND CASH EQUIVALENTS

As of March 31, 2012, the Group had cash on hand of US$5,124 and cash of US$4,158 held in major financial institutions located in Hong Kong. Management believes that these major financial institutions have acceptable credit rating.

4. PREPAYMENTS AND DEPOSITS

Prepayments and deposits were paid to a manufacturer of LCD displays used for building the advertising network in Hebei province. As of March 31, 2012, the Group had prepayments and deposits amounting to US$98,380, representing 73% of the manufacturing cost of 300 pieces of LCD displays.

5. RELATED PARTY BALANCES AND TRANSACTIONS

(a)      Hebei Agricultural Means of Production Co. Ltd.

Hebei Agricultural Means of Production Co. Ltd. (“Hebei AMP”), through its fully-owned subsidiary, owns a 40% equity interest of CAM Hebei. The process of verifying registered capital of CAM Hebei was not completed and CAM Hebei had not opened a PRC bank account as of March 31, 2012. Therefore, CAM Hebei entered into an agreement with Hebei AMP on November 30, 2011. Pursuant to that agreement, Hebei AMP paid to third parties certain organization costs and operating expenses on behalf of the Group, and the Group agreed to reimburse Hebei AMP.

As of March 31, 2012, the amount due to Hebei AMP was US$14,739 and the Group expects to settle this balance after completing the process of verifying CAM Hebei’s registered capital.

(b)      Precursor Management Inc.

On March 30, 2011, the Company entered into an agreement with Precursor Management Inc. (“PMI”) which is controlled by the Company’s President and is also a shareholder of the Company. Since March 2011, PMI has assisted the Company with listing on the over the counter stock market and SEC compliance work, and paid for the Company’s expenses related to daily operations. During the three months ended March 31, 2012, the expenses paid by PMI were $56,408, which was recorded as due to shareholder in the balance sheet as of March 31, 2012.

6. COMMITMENT AND CONTINGENCY

During the Period, the Company ordered 300 pieces of LCD displays, and made deposits of US$98,380 to the manufacturer of these LCD displays. As of March 31, 2012, the capital commitment for this purchase order was US$98,380. The Company will pay the balance upon the receipt of these LCD displays.

The expected delivery date of all 300 pieces of LCDs will be July 31, 2012 due to the processing time of the manufactory company.

Except as disclosed above, the Group did not have any significant capital commitments or lease commitments as of March 31, 2012.

7. SUBSEQUENT EVENTS

Management has considered all events occurring through the date of consolidated financial statements have been issued, and has determined that there are no such events that are material to the consolidated financial statements, or all such material events have been fully disclosed.